EXHIBIT 10(xi)

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT is made as of the 1st day of May 2007

BETWEEN:

OUVO INC., a Delaware company having an office at Suite 325-3495 Cambie Street, Vancouver, B.C., Canada, V5Z 4R3 (the "Company") OF THE FIRST PART

AND:

VINCE CARNOVALE, having an office located at Suite 2605. 583 Beach Crescent, Vancouver, British Columbia (the "Creditor") OF THE SECOND PART

WHEREAS:

A.	The Company is indebted to the Creditor in the amount of Twenty Two Thousand Five Hundred and Thirteen Dollars (US $22,513 (the “Debt”) ;

B.	The Company has agreed to issue to the Creditor, Forty Five Thousand and Forty Six (45,026) shares of the Company’s Common Stock, par value $.0001 (the “Common Stock”) in satisfaction of the Debt;

    C.        The Creditor has agreed to accept the Common Stock in satisfaction of the Debt.

        THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in this Agreement, the parties agree as follows:

1.00 Debt Settlement

1.05	Issuing the Common Stock to the Creditor at a deemed price of US$ 0.50 per share for an aggregate amount equal to Twenty Two Thousand Five Hundred and Thirteen Dollars (US $22,513 (the “Debt”);. The Common stock will be issued in reliance upon the exemption from securities registration pursuant to Section 4(2) and/or Regulation S promulgated by the U.S. Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the “1933 Act”).

        The certificates representing the Common Stock will bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE 1933 ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE1933 ACT.”

1.06	The Creditor acknowledges and agrees that Twenty Two Thousand Five Hundred and Thirteen Dollars (US $22,513 (the “Debt”) have been rendered by the Creditor to the Company to the date of this Agreement and upon receipt of Common Stock by the Creditor.

2.00 Headings

2.01 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

3.00 Governing Law

3.01 This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the State of Delaware and all disputes arising under this Agreement shall be referred to, and the parties attorn to the jurisdiction of, the courts of appropriate jurisdiction in the State of Delaware.

4.00 Enurement

4.01 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5.00 Carrying Out Agreement

5.01 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such other things as may be necessary to implement and carry out the intent of this Agreement.

6.00 Assignment

6.01 This Agreement shall not be assignable by the Creditor without the written consent of the Company.

7.00 Counterparts

7.01 This Agreement, or any amendment to it, may be executed in counterparts, each of which will be deemed an original agreement and all of which will together constitute one agreement.

8.00 Amendment

8.01 Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties hereto unless reduced to writing and signed by the parties.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

OUVO, INC.

Per: /s/ Kent Carasquero Kent Carasquero, President /s/ Vince Carnovale Vince Carnovale